UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 25, 2004

                       PROVIDENT FINANCIAL SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      001-31566                42-1547151
-----------------------------     ---------------------     -------------------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                           07306-4599
------------------------------------------                           ----------
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operation and Financial Condition.
                ---------------------------------------------
     On October 25, 2004, Provident Financial Services, Inc. (the "Company") issued a press release reporting its financial results for the three and nine months ended September 30, 2004. A copy of the press release is attached as
Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.

Item 7.01       Regulation FD Disclosure.
                -------------------------

     On October 25, 2004, the Company announced that its Board of Directors declared a $0.06 per share dividend, payable on November 30, 2004 to stockholders of record on November 12, 2004. The announcement was included as part of the press release announcing financial results issued by the Company on October 25 and attached as Exhibit 99.1 to this report. A copy of the press release is being furnished to the SEC and shall not be deemed "filed" for any purpose.

Item 9.01.      Financial Statements and Exhibits
                ---------------------------------

              (c) Exhibits.

                  Exhibit No.               Description
                  -----------               -----------

                    99.1 Press release issued by the Company on October 25, 2004 announcing its financial results for the three and nine months ended September 30, 2004 and the declaration of a quarterly cash dividend.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           PROVIDENT FINANCIAL SERVICES, INC.



DATE:  October 25, 2004             By:    /s/ Paul M. Pantozzi
                                           -------------------------------------
                                           Paul M. Pantozzi
                                           Chairman and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit           Description

 99.1 Press release issued by the Company on October 25, 2004 announcing its financial results for the three and nine months ended September 30, 2004 and the declaration of a quarterly cash dividend.